Valued Advisers Trust

BFS Equity Fund

Supplement to the Prospectus and Statement of Additional Information

dated September 30, 2014

(as may be supplemented from time to time)

Supplement dated January 30, 2015

This supplement amends the BFS Equity Fund (the “Fund”) Prospectus and Statement of Additional Information (“SAI”) each dated September 30, 2014, and is in addition to any other supplements.

Effective immediately, the section titled “Portfolio Management” in the Prospectus is revised as follows.

Portfolio Management

Investment Adviser — Bradley, Foster & Sargent, Inc.

Portfolio Management Team

•	Timothy H. Foster, Lead Portfolio Manager of the Fund since January, 2015; Co-Portfolio Manager of the Fund since its inception in November, 2013 to December, 2014; Principal and Executive Vice President of the Adviser

•	Keith G. LaRose, Co-Portfolio Manager of the Fund since January, 2015; Lead Portfolio Manager of the Fund since its inception in November, 2013 to December, 2014; Principal and Executive Vice President of the Adviser

•	Thomas D. Sargent, Co-Portfolio Manager of the Fund since its inception in November, 2013; Principal and Executive Vice President of the Adviser

Effective immediately, the section titled “Portfolio Managers” in the prospectus is revised as follows.

Portfolio Managers. The Adviser utilizes a team approach in managing the Fund. The team is comprised of three portfolio managers, as follows:

Keith G. LaRose — Co-Portfolio Manager of the Fund and Principal and Executive Vice President of the Adviser. Mr. LaRose joined the Adviser in February, 2000. Mr. LaRose graduated from the University of Connecticut in 1984 with a BA in Economics. In 1995, he received an MA in Financial Economics from Trinity College. Mr. LaRose began his investment career in 1984 with Dean Witter Reynolds in the commodity trading group based in Greenwich, Connecticut. In 1989, he joined E.T. Andrews & Company, Inc. in Hartford, Connecticut where he was President until 1994. In 1994 he went on to serve as Director of Individual Investment Services at Hartford Financial Management, Inc. where he was responsible for supervising the investment management of more than $200 million in client assets and functioned as chief equity manager and strategist, until he joined the Adviser in 2000.

Timothy H. Foster — Lead Portfolio Manager of the Fund and Principal and Executive Vice President of the Adviser. In July 1994, Mr. Foster joined with Robert H. Bradley and Joseph D. Sargent to found the Adviser. Mr. Foster graduated from Dartmouth College in 1977 with a BA in Economics. In 1981 he received an MBA in Finance from Amos Tuck School of Business Administration at Dartmouth College. Mr. Foster served as a Senior Research Analyst for Connecticut General Investment Management Co. from 1981 to 1982 and as Portfolio Manager of institutional equity accounts for CIGNA Investment Management Co. from 1982 to 1986. He founded Arcadia Asset Management, which in 1994, was merged into Robert H. Bradley & Company, the predecessor company to the Adviser.

Thomas D. Sargent, CFA — Co-Portfolio Manager of the Fund and Principal, Chief Investment Officer, and Executive Vice President of the Adviser. Mr. Sargent joined the Adviser in 2000. Mr. Sargent is the lead Portfolio Manager of Crystal Partners Fund Limited Partnership (the “Partnership”). Bradley, Foster & Sargent, Inc. is the General Partner of the Partnership. The Partnership’s investment objective is to seek long term capital appreciation through investing in small and mid-capitalization stocks. Mr. Sargent graduated from Union College, Schenectady, NY, in 1981 with a BA in Economics and History. In 1986, he received an MBA from Amos Tuck School of Business Administration at Dartmouth College, Hanover, NH. Mr. Sargent began his career at Conning & Company in 1986. There he managed its institutional business for fourteen years. In that role, he served as a Member of Conning & Company’s Executive Committee with responsibility for Equity Research, Institutional Sales, and Equity Trading. During his career at Conning & Company, Mr. Sargent was cited for his equity research expertise by Institutional Investor magazine in its annual “Best of the Boutiques” profile. In 1987, Mr. Sargent achieved the designation of Chartered Financial Analyst® (“CFA”). Mr. Sargent is a member of the CFA Institute and Hartford Society of Financial Analysts.

The Fund’s SAI provides additional information about the Fund’s portfolio managers, including their compensation structure, other accounts managed, and ownership of shares of the Fund.

Effective immediately, the section titled “About the Portfolio Managers” in the SAI is revised as follows.

About the Portfolio Managers

The Adviser utilizes a team approach in managing the Fund. The team is comprised of three portfolio managers as follows: Keith G. LaRose, Timothy H. Foster and Thomas D. Sargent (“Portfolio Managers”). As of June 30, 2014, the Portfolio Managers, were responsible for managing the following types of accounts, in addition to the Fund:

Keith G. LaRose — Co- Portfolio Manager of the Fund

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts	443	$483,300,000	0	0

Timothy H. Foster — Lead Portfolio Manager of the Fund

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts	424	$377,000,000	0	0

Thomas D. Sargent — Co-Portfolio Manager of the Fund

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	1	$25,000,000	0	0
Other Accounts	514	$503,000,000	0	0

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated September 30, 2014 (as may be supplemented from time to time) has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (855) 575-2430.